CIGNUS VENTURES INC.

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Expressed In US dollars)
(Unaudited)

MAY 31, 2009

CIGNUS VENTURES INC.
PRO-FORMA CONSOLIDATED BALANCE SHEET
(Expressed In US dollars)
(Unaudited)

		Smartlinx VoIP
	Cignus	Networks
	Ventures Inc.	Private Limited
	May 31,	June 30,	Note	Pro-forma	Pro-forma
	2009	2009	2	Adjustments	Consolidated

ASSETS

Current
Cash	$208	$4,723	2 (c)	$50,000	$4,931
			2 (b)	(50,000)
Receivables	-	8,795		-	8,795

Total current assets	208	13,518		-	13,726

Deposits	-	10,279		-	10,279

Intangible - LiveTutor	-	-	2 (b)	249,103	249,103

Equipment	-	10,677		-	10,677

Total assets	$208	$34,474		$249,103	$283,785

LIABILITIES AND STOCKHOLDERS’
DEFICIENCY

Current
Accounts payable	$79,961	$5,892		$-	$85,853
Related party loans	6,748	154,457		-	161,205
Loans payable - stockholder	57,689	-		-	57,689

Total current liabilities	144,398	160,349		-	304,747

Stockholders’ deficiency
Common stock	16,000	2,223	2 (b)	3,250	21,750
			2 (b)	(2,223)
			2 (c)	2,500
Additional paid in capital	114,000	12,495	2 (b)	61,750	231,478
			2 (b)	8,228
			2 (b)	(12,495)
			2 (c)	47,500
Accumulated other comprehensive income	-	12,891	2 (b)	(12,891)	-
Deficit	(274,190)	(153,484)	2 (b)	153,484	(274,190)

	(144,190)	(125,875)		249,103	(20,962)

Total liabilities and shareholders’ deficiency	$208	$34,474		$249,103	$283,785

Basis of presentation (Note 1)
Pro-forma transactions (Note 2)

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

CIGNUS VENTURES INC.
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(EXPRESSED IN US DOLLARS)
FOR THE YEAR ENDED
(Unaudited)

		Smartlinx
		VoIP
	Cignus	Networks
	Ventures Inc.	Private Limited
	August 31,	March 31,		Pro-forma	Pro-forma
	2008	2009	Note	Adjustments	Consolidated

OPERATING REVENUES
Telephone Services	$-	$17,215		$-	$17,215
Customer equipment	-	9,651		-	9,651

	-	26,866		-	26,866

OPERATING EXPENSES
Amortization	538	1,751		-	2,289
Direct cost of customer equipment	-	3,110		-	3,110
Direct cost of telephone services	-	14,203		-	14,203
Mineral property exploration costs	1,752	-		-	1,752
Office and sundry	3,929	-		-	3,929
Personnel costs	-	28,454		-	28,454
Professional fees	45,091	-		-	45,091
Selling, general and administrative	-	14,733		-	14,733
Transfer and filing fees	3,154	-		-	3,154

	54,464	62,251		-	116,715

Operating loss	(54,464)	(35,385)		-	(89,849)

Interest expense	(2,115)	(7,376)		-	(9,491)

Net loss for the year	(56,579)	(42,761)		-	(99,340)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	-	25,351		-	25,351

Loss and comprehensive loss for the year	$(56,579)	$(17,410)		$-	$(73,989)

Basic and diluted net loss per share					$(0.00)

Weighed average number of common shares outstanding					58,725,000

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

CIGNUS VENTURES INC.
PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(EXPRESSED IN US DOLLARS)
FOR THE THREE MONTHS ENDED
(Unaudited)

		Smartlinx
		VoIP
	Cignus	Networks
	Ventures Inc.	Private Limited
	May 31,	June 30,		Pro-forma	Pro-forma
	2009	2009	Note	Adjustments	Consolidated

OPERATING REVENUES
Telephone Services	$-	$5,967		$-	$5,967

OPERATING EXPENSES
Amortization	-	724		-	724
Direct cost of telephone services	-	2,298		-	2,298
Office and sundry	3,415	-		-	3,415
Personnel costs	-	12,162		-	12,162
Professional fees	6,191	-		-	6,191
Selling, general and administrative	-	7,706		-	7,706
Transfer and filing fees	1,780	-		-	1,780

	11,386	22,890		-	34,276

Operating loss	(11,386)	(16,923)		-	(28,309)

Interest expense	(1,172)	(1,955)		-	(3,127)

Net loss for the period	(12,558)	(18,878)		-	(31,436)

OTHER COMPREHENSIVE INCOME
Foreign currency translation adjustment	-	7,575		-	7,575

Loss and comprehensive loss for the period	$(12,558)	$(11,303)		$-	$(23,861)

Basic and diluted net loss per share					$(0.00)

Weighed average number of common shares outstanding					58,725,000

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

CIGNUS VENTURES INC.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Expressed In US dollars)
MAY 31, 2009

1.	BASIS OF PRESENTATION

The accompanying unaudited pro-forma consolidated financial statements of Cignus Ventures Inc. (“Cignus” or the “Company”) have been prepared by management in accordance with accounting principles generally accepted in United States, derived from the financial statements of Cignus and Smartlinx VoIP Networks Private Limited (“Smartlinx”), using the same accounting policies as described in Cignus’ annual financial statements together with other information available to the Company. The unaudited pro-forma consolidated financial statements have been prepared for inclusion in an 8-K filed with the Securities and Exchange Commission in the United States (“SEC”) in conjunction with the acquisition of 100% of the issued and outstanding common shares of Smartlinx, in a share exchange with Cignus (the “transaction”). The transaction is subject to acceptance by shareholders and certain securities regulatory approvals. In the opinion of management, the pro-forma consolidated financial statements include all adjustments necessary for fair presentation of the transactions as described in Note 2.

The unaudited pro-forma consolidated financial statements should be read in conjunction with the August 31, 2008 audited financial statements and the May 31, 2009 unaudited financial statements of Cignus and the March 31, 2009 audited financial statements and the June 30, 2009 unaudited financial statements of Smartlinx found as part of the 8- K filing described above.

The unaudited pro-forma consolidated financial statements of the Company have been compiled from and include:

a)	Cignus’ unaudited financial statements as at May 31, 2009 and for the three months then ended, and its audited financial statements for the year ended August 31, 2008.

b)	Smartlinx’ unaudited financial statements as at June 30, 2009 and for the three months then ended, and its audited financial statements for the year ended March 31, 2009.

c)	the additional information set out in Note 2.

The unaudited pro-forma consolidated financial statements has been prepared for illustrative purposes only and may not be indicative of the combined entities’ financial position and results of operations that would have occurred if the acquisition had been in effect at the date indicated as set out in Note 2.

2.	PRO-FORMA TRANSACTIONS

The pro-forma consolidated financial statements were prepared based on the following assumptions:

a)

The unaudited pro-forma consolidated balance sheet gives effect to the acquisition of Smartlinx by Cignus as if it had occurred as at May 31, 2009. The unaudited pro-forma consolidated statements of operations give effect to the acquisition as if it occurred on the first day of the periods presented.

b)

On August 20, 2009, the Company entered into a share purchase agreement with Smartlinx for the acquisition of a 100% ownership interest in Smartlinx. Under the terms of the share purchase agreement, the Company will issue 3,250,000 common shares and warrants to purchase 4,250,000 common shares exercisable at a price of $0.02 per share for a period of two years from the date of issuance.

CIGNUS VENTURES INC.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Expressed In US dollars)
MAY 31, 2009

2.	PRO-FORMA TRANSACTIONS (cont’d…)

The 3,250,000 common shares and 3,250,000 of the warrants issued have been valued at $65,000, the value having been determined by the price per unit in a concurrent private placement (Note 2(c)). The value of the additional 1,000,000 warrants was estimated at $8,228 using the Black-Scholes option pricing model with the following assumptions:

Risk-free interest	1.23%
Expected option life	2 years
Expected stock price volatility	75%
Expected dividend yield	-

In connection with the acquisition of Smartlinx, the Company will incur approximately $50,000 in transaction costs, which has been included in the purchase price as follows:

3,250,000 common shares and 3,250,000 warrants issued	$65,000
1,000,000 warrants issued	8,228
Acquisition costs	50,000

Total purchase price	$123,228

The allocation of the purchase price is as follows:

Cash	$4,723
Receivables	8,795
Deposits	10,279
Intangible - LiveTutor	249,103
Equipment	10,677
Accounts payable	(5,892)
Related party loans	(154,457)

Total allocation of purchase price	$123,228

The Company has allocated the purchase price based on the fair value of each asset and liability. LiveTutor is a service that Smartlinx has introduced whereby students across India will be able to learn one-on-one with a live teacher through their existing broadband service.

c)

Concurrent with the transaction, the Company will complete a private placement of 2,500,000 units at a price of $0.02 per unit for gross proceeds of $50,000. Each unit will consist of one common share and one common share purchase warrant. Each whole warrant will entitle the holder to acquire one additional common share at an exercise price of $0.02 expiring 2 years from the date of issuance.

d)	The Company will complete a stock split on the basis of 2.7 old shares for every new share. All shares and warrants issued above will be issued prior to the completion of the stock split.

CIGNUS VENTURES INC.
NOTES TO THE PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Expressed In US dollars)
MAY 31, 2009

2.	PRO-FORMA TRANSACTIONS (cont’d…)

e)

Pro-forma loss per share has been calculated using the historical weighted average number of shares of the Company previously reported as outstanding since the beginning of the period and amended as if the pro-forma common shares of the Company issued had been outstanding since the beginning of the period.

3.	PRO-FORMA CAPITAL STOCK

Pro-forma capital stock as at May 31, 2009 in the unaudited pro-forma consolidated balance sheet is comprised of the following:

	Number	Common	Additional
	of Shares	Stock	Paid in Capital

Authorized
100,000,000 common shares with a par value of $0.001 per share
100,000,000 preferred shares with a par value of $0.001 per share

Issued
Common stock of Smartlinx as at June 30, 2009	10,000	$2,223	$12,495
Common stock of the Company as at May 31, 2009	16,000,000	16,000	114,000
Shares issued by the Company in the acquisition of Smartlinx
(Note 2(b))	3,250,000	3,250	61,750
Valuation of warrants issued in the acquisition of Smartlinx (Note
2(b))	-	-	8,228
Common stock of Smartlinx	(10,000)	(2,223)	(12,495)
Shares issued pursuant to a private placement (Note 2(c))	2,500,000	2,500	47,500
Stock split (Note 2(d))	36,975,000	-	-

	58,725,000	$21,750	$231,478